EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Municipal Bond Fund, Inc.

BlackRock Short-Term Municipal Fund

Investor and Institutional Shares

SUMMARY PROSPECTUS  |  OCTOBER 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class Ticker	BlackRock Short-Term Municipal Fund: Ticker Symbols
Investor A Shares	MELMX
Investor B Shares	MBLMX
Investor C Shares	MFLMX
Institutional Shares	MALMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus by selecting “All Funds” and clicking on the name of the Fund in the dropdown menu. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Short-Term Municipal Fund

Investment Objective

The investment objective of BlackRock Short-Term Municipal Fund (the “Short-Term Fund”) is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 40 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-76 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	1.00%[3]	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	0.35%	1.00%	None
Other Expenses	0.13%	0.16%	0.18%	0.18%[4]
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	0.73%	0.86%	1.53%	0.53%
[1]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[2]

The CDSC is 1.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]	Other Expenses are restated to reflect current fees.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which do not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$372	$526	$694	$1,179
Investor B Shares	$188	$299	$477	$1,061
Investor C Shares	$256	$483	$834	$1,824
Institutional Shares	$54	$170	$296	$665

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$88	$274	$477	$1,061
Investor C Shares	$156	$483	$834	$1,824

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Short-Term Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

The Short-Term Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. Investment grade bonds are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

The Fund will maintain a dollar weighted maturity of no more than two years. Because of their shorter maturities, the Fund’s investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely from time to time than those on long-term municipal bonds.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Investment Grade Securities Risk — Securities rated in the four highest rating categories by the rating agencies (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■

Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■	Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Main Municipal Bond Index, the S&P/Investortools Limited Maturity Municipal Bond Index, the Barclays Capital Municipal Bond Index and the Barclays Capital 3-year General Obligation Bond Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/prospectus or can be obtained by phone at 800-882-0052. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock Short-Term Municipal Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.87% (quarter ended March 31, 2001) and the lowest return for a quarter was –0.37% (quarter ended June 30, 2004). The year-to-date return as of September 30, 2009 was 3.23%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Short-Term Municipal Fund — Institutional
Return Before Taxes	3.80%	2.54%	3.02%
Return After Taxes on Distributions	3.80%	2.54%	3.02%
Return After Taxes on Distributions and Sale of Shares	3.59%	2.57%	3.02%
BlackRock Short-Term Municipal Fund — Investor A
Return Before Taxes	0.34%	1.66%	2.45%
BlackRock Short-Term Municipal Fund — Investor B
Return Before Taxes	2.44%	2.18%	2.66%
BlackRock Short-Term Municipal Fund — Investor C
Return Before Taxes	1.77%	1.52%	2.00%
Barclays Capital Municipal Bond Index[1] (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 3-year General Obligation Bond Index[1] (Reflects no deduction for fees, expenses or taxes)	5.27%	3.20%	3.98%
S&P/Investortools Main Municipal Bond Index[1,2] (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
S&P/Investortools Limited Maturity Municipal Bond Index[1,2] (Reflects no deduction for fees, expenses or taxes)	4.53%	3.19%	3.64%
[1]

The Barclays Capital Municipal Bond Index is an unmanaged index consisting of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds. The Barclays Capital Municipal Bond Index was formerly a Lehman Brothers Index. The Barclays Capital 3-year General Obligation Bond Index is an unmanaged index that consists of state and local government obligation bonds that mature in 3 to 4 years, rated Baa or better. The Barclays Capital 3-year General Obligation Bond Index was formerly a Lehman Brothers index. The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The S&P/Investortools Limited Maturity Municipal Bond Index includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity of less than 4 years.

[2]

Effective October 28, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and added the S&P/Investortools Limited Maturity Municipal Bond Index as a secondary benchmark. The S&P/Investortools benchmarks provide a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Peter J. Hayes	1996	Managing Director of BlackRock, Inc.
Marie Sheehan	2007	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. You should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: •$250 for certain fee-based programs. •$100 for retirement plans. •$50, if establishing Automatic Investment Plan (“AIP”).	Available only through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and programs may have a lower minimum	N/A	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated October 28, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-02688

© BlackRock Advisors, LLC

BR Short Term Municipal — Investor SPRO-MBFST-INV-1009